Preliminary
2009 Second Quarter Results
August 4, 2009
9:00 AM EDT
 Contact GMAC Investor Relations at (866) 710-4623 or investor.relations@gmacfs.com

Forward-Looking Statements In the presentation that follows and related comments by GMAC Inc. (“GMAC”) management, the use of the words “expect,”
“anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,”
“evaluate,” “pursue,” “seek,” “may,” “would,” “could,” “should,” “believe,” “potential,” “continue,” or similar expressions is intended to identify forward-looking statements. All statements herein and in related management comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and GMAC’s and Residential Capital, LLC’s (“ResCap”) actual results may differ materially due to numerous important factors that are described in the most recent reports on SEC Forms 10-K and 10-Q for GMAC and ResCap, each of which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: our inability to successfully accommodate the additional risk exposure relating to providing wholesale and retail financing to Chrysler dealers and customers and the resulting impact to our financial stability; uncertainty related to Chrysler’s and GM’s recent exits from bankruptcy; uncertainty related to the new financing arrangement between GMAC and Chrysler;
securing low cost funding for GMAC and ResCap and maintaining the mutually beneficial relationship between GMAC and GM, and GMAC and Chrysler; our ability to maintain an appropriate level of debt; the profitability and financial condition of GM and
Chrysler; our ability to realize the anticipated benefits associated with our recent conversion to a bank holding company, and the increased regulation and restrictions that we will be subject to; continued challenges in the residential mortgage and capital markets; the potential for deterioration in the residual value of off-lease vehicles; the continuing negative impact on ResCap of the decline in the U.S. housing market; changes in U.S. government-sponsored mortgage programs or disruptions in the markets in which our mortgage subsidiaries operate; disruptions in the market in which we fund GMAC’s and ResCap’s operations, with resulting negative impact on our liquidity; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in the credit ratings of ResCap,
GMAC, Chrysler or GM; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations.  Investors are cautioned not to place undue reliance on forward-looking statements. GMAC undertakes no obligation to update publicly or otherwise revise any forward-looking statements except where expressly required by law. A reconciliation of certain non-GAAP financial measures included within this presentation is provided in the supplemental charts. Use of the term “loans” describes products associated with direct and indirect lending activities of GMAC’s global operations.
The specific products include retail installment sales contracts, loans, lines of credit, leases or other financing products.  The term
“originate” refers to GMAC’s purchase, acquisition or direct origination of various “loan” products. 2

Table of Contents GMAC                                                Page         4 Global Auto Finance                             Page         8 Insurance                                                      Page          17 Mortgage Operations                          Page       20 Corporate & Other                                     Page       24 Global Capital and Liquidity                 Page      25 Conclusion                              Page       29 Supplemental                                                    Page          30 3

4/09 Became preferred provider of
financing for Chrysler dealers and
customers

 5/09 Received $3.5 billion capital
investment from U.S. Treasury
towards “stress test” requirements

5/09 Received $4.0 billion capital
investment from U.S. Treasury to
support Chrysler lending

 5/09 Rebranded GMAC Bank as Ally
Bank, and launched major brand-
building and deposit-generation
initiativ
e
 5/09 Ally Bank granted expanded 23A
exemption 5/09 Restructured GMAC ownership
in line with BHC requirements
 5/09 New Board of Directors
appointed
 6/09 Sold certain U.K. mortgage
portfolios
 6/09 Issued $4.5 billion of FDIC-
guaranteed debt under TLGP
 6/09 Converted to corporation 7/09 GM/GMAC contracts transferred to new entity GM Company ..  GM
Company assumes all GM amounts
payable to GMAC

 7/09 Sold ResCap mortgage
operations in Australia and Spain GMAC: Significant Recent Events 4

GMAC: Second Quarter 2009 Summary GMAC lost $3.9 billion, versus a loss of $2.5 billion in Q2 2008   GMAC accomplished critical strategic actions which created several significant charges driving the quarter Positive trends during the quarter expected to form the foundation of future results Mortgage origination and distribution volumes continue to increase Auto loan origination and distribution volumes are up compared to Q1 as lending ramps up Increased used vehicle prices in the United States drove gains on disposal of off-lease vehicles and reduced loss severity Used vehicle prices expected to moderate in H2 2009 but remain above lows recorded in Q4 2008 GMAC has launched an aggressive effort to reduce run-rate costs by 2010 Deposits are increasing, up $2.9 billion since Q1 2009 Capital and liquidity improved significantly 1 - Mortgage Operations loss on disposition of international assets and provision, impairments and reserves on domestic non-Bank assets. ($ billions) Q2 2009 Net income ($3.9) Tax impact of incorporation 1.2                    Select Mortgage Operations charges 1 1.6                    Insurance goodwill impairment 0.6                    Write-down of Resort Finance assets 0.1                    Loss excluding above items ($0.4) 5

GMAC: Net Income by Segment 1 - Corporate and Other segment includes Commercial Finance, equity investments and other corporate activities. Global Auto Finance results driven by improved U.S. used vehicle market, partially offset by weaker credit trends and pressure on financing revenue Loss at Insurance due to $607 million goodwill impairment at consumer P&C insurance business, as well as a smaller book of business U.S. consumer P&C insurance business is under strategic review Mortgage Operations results driven by significant credit-related costs and asset write-downs Corporate and Other segment results include amortization of original issue discount on 12/2008 bond exchange and increased credit provision on Resort
Finance portfolio ($ millions) Net Income Tax Impact of Incorporation Other         Taxes Pre-Tax Income North America ($622) ($927) $3 $302 International (105) (124) (25) 44 Global Automotive Finance (727) (1,051) (22) 346 Insurance (515) 1 (40) (476) Mortgage Operations (1,836) 71 137 (2,044) Corporate and Other 1 (825) (234) 25 (616) Consolidated ($3,903) ($1,213) $100 ($2,790) Q2 2009 6

GMAC: Tax Impact of Incorporation On June 30, 2009, GMAC LLC converted from a pass-through entity into a
Delaware Corporation through a statutory conversion and was re-named GMAC
Inc.  The purpose of converting GMAC LLC to a Corporation was to: Create a more flexible capital structure Facilitate implementation of the registration rights that GMAC has provided to its common and certain preferred shareholders Eliminate the requirement to pay dividends to the partners to cover their shares of GMAC taxes As an LLC, GMAC was a partnership and a pass-through entity in the U.S. GMAC’s equity holders were responsible for taxes on GMAC’s earnings GMAC’s operating agreement required that GMAC dividend to its owners an amount equivalent to the tax it would pay as a corporation, to the extent GMAC’s partners had taxable income In addition, this structure meant that GMAC was limited to no more than 100 equity holders
(including preferred equity holders) The accounting impact was to restore GMAC’s deferred tax assets and liabilities to GMAC’s books.  The company booked a net deferred tax liability of $1.2 billion on incorporation To the extent that these deferred taxes had been triggered while GMAC was a partnership and the partners were taxed on this amount, GMAC would have been required to pay dividends to its owners 7

Global Auto Finance: Key Messages Despite pressures from the recession, Auto Finance operations had a $346 million pretax profit Used vehicle prices improved in the U.S. during the quarter Increased proceeds on off-lease vehicles versus carrying values drove $134 million of gains Higher prices also translated into lower severity on credit losses Negative provision related to retail balloon contracts of $87 million Retail originations increased 62% from last quarter GMAC continued to ramp up originations from the lows seen in Q4 2008 Originations were higher in most markets Credit performance remains challenging globally Rising unemployment and adverse market trends are driving retail delinquency higher In Q2, this has been almost completely offset by lower severity The dealer body remains stressed due to reduced industry volumes However, we expect credit losses from the U.S. GM dealers who will be wound down to be limited GMAC was chosen as the preferred financing provider for Chrysler Auto Finance successfully navigated GM bankruptcy 8

Global Auto Finance: Chrysler Financing GMAC was chosen as the preferred provider to finance Chrysler vehicles 4-year agreement to provide incentivized retail financing with limited exclusivity and preferred provider for wholesale financing GMAC received $4 billion of capital from the U.S. Treasury to support Chrysler-related lending Over 95% of U.S. and Canadian dealers have signed up to participate in GMAC retail financing programs Penetration of Chrysler retail sales has increased month to month For all of Q2, U.S. penetration was 4%, growing to 10% for the month of June GMAC financed over $320 million of Chrysler retail loans through 7/20/2009 This figure is expected to grow as Chrysler sales resume In May, GMAC began interim wholesale financing with $1 billion outstanding to date Interim loans made to approximately 1,600 U.S. and Canadian dealers Commenced formal credit review on interim-financed U.S. and Canadian dealers, and expect to complete the formal underwriting and take-out finance process by mid-November GMAC is not required to continue interim financing for dealers rejected in the formal underwriting process Ally Bank provides a key funding source for eligible Chrysler assets The Bank can fund: Interim wholesale finance Retail contracts that meet Ally Bank underwriting criteria Ongoing wholesale accounts that meet Ally Bank criteria GMAC is beginning a new relationship with automotive dealers in Mexico Note: All figures are as of July 20, 2009. 9

Global Auto Finance: GM Bankruptcy General Motors Company, a new entity created to purchase select assets out of the GM bankruptcy, purchased a substantial portion of General Motors
Corporation assets on July 10, 2009, including all of GM Corporation’s stake in
GMAC GM Company also assumed all the GM/GMAC contracts, including all the liabilities owed to GMAC.  GMAC expects to get paid in full by GM Company Other impacts on GMAC from GM Corporation’s bankruptcy filing have been minimal to date The SWIFT XI dealer floorplan securitization entered early amortization on June 1, 2009, however, GMAC was able to buffer the impact through other funding capacity Prices for GM used vehicles improved The terms of the dealer wind-down agreements between GM and the exiting dealers will allow time for an orderly wind-down process, which should limit GMAC’s credit losses.  GMAC is also protected by certain buyback agreements with GM Company on dealer/brand closures. However, GMAC retail and dealer lending volumes and written insurance premiums have been impacted by reduced GM vehicle sales 10

$5.6 Global Auto Finance: Key Metrics ($ bil) All tables include North American and International Operations except where noted. Origination and asset base figures include auto loans and leases. 1 - U.S. scheduled lease terminations on a managed basis by termination year - all lease terms, all vehicle segments (cars, trucks and SUVs). $2.7 $11.3 $3.4 $12.5 $13.1 $13.4 $14.5 Note: Numbers may not foot due to rounding. $0.5 $0.6 $2.0 $0.4 $2.5 $2.1 $1.9 $2.3 0.2 Pre-Tax Income ($1,416) $205 $577 ($394) $243 $346 ($709) $296 ($1,700) ($1,200) ($700) ($200) $300 $800 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09 ($ mil) Global Consumer Originations 8.6 8.8 7.8 7.9 9.1 5.9 4.6 5.2 4.6 2.2 2.3 3.2 5.4 0.4 0.2 $0 $4 $8 $12 $16 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09 Used New-Retail New-Leases/Retail Balloon Contracts Global Consumer Auto Asset Base $123 $124 $122 $92 $101 $115 $120 $88 $83 $83 $86 $81 $77 $66 $60 $58 $40 $70 $100 $130 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09 Serviced On-Balance Sheet ($ bil) Sales Proceeds as % of ALG (U.S. Lease Terminations) 1 75% 85% 95% 105% 115% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2006 2007 2008 2009 (%) 11

Global Auto Finance: Condensed Income Statement Notable Items (Pre-Tax) MEMO:  Q2 2009 net loss includes ($1,051) million charge associated with conversion to a Corporation; excluding the charge, net income would be $324 million. ($ millions) Q2 2009 Q2 2008 Revenue Total financing revenue and other interest income $3,172 $4,414 Interest expense 1,328                2,119                Depreciation expense on operating lease assets 1,256                1,400                Impairment of investment in operating leases -                    716                   Net financing revenue 588                   179                   Other revenue Servicing fees 58                    73                    Gain (loss) on automotive loans, net 44                    (37)                    Other income on investments 87                    33                    Other income 234                   296                   Total other revenue 423                   365                   Total net revenue 1,011                544                   Provision for loan losses 71                    297                   Noninterest expense 594                   956                   Income (loss) before income tax expense 346                   (709)                 Taxable incorporation impact - expense 1,051                -                    Income tax expense 22                    8                       Net loss ($727) ($717) ($ millions) Q2 2009 Q2 2008 Remarketing gain (loss) $134 ($89) Credit loss provision release/provision for retail balloon contract residuals 87                    (109)                 Mark to market on retained interest and derivatives 62                    (12)                    Smart lease residual impairment charge -                       (716)                 Tax impact of incorporation ($1,051) -                       12

Global Auto Finance: Coverage Ratios Q2 2009 consumer coverage ratios largely held steady versus year ago levels Lower severities in North America are largely offsetting weak economic trends Q2 2009 commercial coverage ratios increased sharply year over year based on lower industry sales and generally weak economic conditions, as well as reduced access to credit for dealers Coverage ratios remained roughly flat to the prior quarter 1 – Consumer allowance excludes provision on NAO retail balloon contracts. See slide 34 for provision including balloon contracts. Note: All figures are credit allowance as a percentage of average assets. Q2 2009 Q2 2008 MEMO:       Q1 2009 Q2 2009 Q2 2008 MEMO:       Q1 2009 NAO 1 4.1% 4.1% 4.1% 0.8% 0.2% 0.8% IO 2.0% 1.6% 1.9% 0.9% 0.3% 0.7% Consolidated 3.1% 2.9% 3.1% 0.8% 0.2% 0.8% Consumer Commercial 13

Global Auto Finance: Consumer Loss Trends Net Retail Losses (% Avg Assets)                                      Q2 2009                                                                                                 2.60%                          1.05%       1.02%         1.94%            2.24%       Q2 2008                                                                                                 1.68%                          0.38%       0.57%         1.51%          1.40%       Year over Year Change                               +92bps       +67bps      +45bps       +43bps         +84bps                                                                                                                             North     Asia          Latin
                                                                                                                        America  EuropePacific        America           Global Losses are up significantly year
over year due to: Shrinking portfolio, which magnifies
losses as a percentage of assets Economic weakness in Europe and
North America, driving higher frequency
and losses After peaking in Q4 2008, severity
has been falling, and Q2 2009
severity was lower than Q2 2008 Global Annualized Credit Losses for Managed Retail Assets 168 177 231 241 256 306 309 276 1.01% 1.05% 1.34% 1.40% 1.55% 2.10% 2.41% 2.24% $0 $100 $200 $300 $400 $500 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% $ Credit Losses Credit Losses as a % of Avg Managed Assets ($ mil) 14

Global Auto Finance: Consumer Delinquency Trends Loans > 30 Days Past Due                                                            Q2 2009                                                                                                 3.74%     1.56%          1.73%           4.81%                 3.44%       Q2 2008                                                                                                 2.31%     1.36%          2.02%           4.05%                 2.39%       Year over Year Change                              +143bps   +20bps         -29bps         +76bps      +105bps                                                                                                                             North     Asia          Latin
                                                                                                                        AmericaEuropePacific            America           Global Shrinking portfolios in North America and
Europe have significantly contributed to
increased delinquency rates Unemployment, historically highly correlated to delinquencies, has also risen in the U.S.
and Europe Europe and Latin America delinquencies are
exacerbated by weak conditions in Spain,
Colombia, and Mexico Global Delinquencies
for Managed Retail Contracts
(Greater than 30 Days Past Due) 128 128 105 111 127 134 120 133 3.44% 2.94% 3.10% 2.76% 2.39% 2.19% 2.68% 2.66% 0 50 100 150 200 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09 0.0% 0.6% 1.2% 1.8% 2.4% 3.0% 3.6% Contracts Delinquencies as a % of Managed Contracts 15

Global Auto Finance : North American Loss Severity Lower severity in Q2 2009 due to improved used vehicle prices Loss per Vehicle (Serviced basis) $9,077 $9,730 $10,087 $11,760 $12,747 $11,246 $11,062 $10,398 $6,000 $8,000 $10,000 $12,000 $14,000 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09 16

Insurance: Key Messages Q2 2009 pre-tax loss of $476 million versus pre-tax income of $193 million in Q2
2008 largely reflects goodwill impairment of $607 million at consumer P&C insurance business Excluding the goodwill impairment, Insurance pre-tax income was $131 million for Q2 2009 Written premiums have fallen for Q2 2009 driven by: Sale of GMAC RE and certain consumer P&C insurance businesses Lower volume in dealership-related products due to continued weakness in vehicle sales Results excluding goodwill impairment are down somewhat versus year ago levels due to a smaller book of business, partially offset by lower weather-related losses in Q2 2009 AM Best downgraded the GMAC Insurance rating from A- (Excellent) to B++
(Good) Downgrade creates additional challenges for the business Customers and third-party dealer financing sources question the value of GMAC Insurance contracts 17

Insurance: Key Metrics ($ mil) Cession of
premium related to
reinsurance and
exclusion of other
sold operations 1 - See supplemental chart on slide 35 for a reconciliation of core earnings to GAAP income. 2 - Combined ratio represents the sum of all incurred losses and expenses (excluding interest and income tax expense) divided by the total premiums and service revenues earned and other income.
For Q4 2008, sale of GMAC RE and goodwill impairment have also been excluded and for Q2 2009 sale of certain Consumer P&C Insurance businesses and goodwill impairment have been excluded. 3 - Q4 2008 and Q2 2009 written premium include a cession of premium related to the sale of GMAC RE  in the amount $191 million and $1 million respectively. ($476) $59 $133 $193 $130 $166 $104 $158 (3) Pre-Tax Income 54 134 118 62 122 50 152 179 (75) 24 12 14 14 11 ($100) $0 $100 $200 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09 Reinsurance and Other Sold Operations Excl. Reinsurance & Other Sold Operations ($ mil) Core Earnings 1 $114 $70 $131 $154 $67 $76 $68 $84 $0 $30 $60 $90 $120 $150 $180 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09 Combined Ratio 2 96.9% 93.8% 90.9% 92.9% 95.9% 96.2% 97.8% 95.3% 85% 90% 95% 100% Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09 Premiums Written 3 175 125 234 168 146 664 817 888 899 697 896 899 684 38 (1) (153) $544 $722 $663 $1,063 $942 $1,133 $1,067 $1,042 ($200) $100 $400 $700 $1,000 $1,300 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09 0 500 1000 1500 Reinsurance & Other Sold Operations Excl. Reinsurance & Other Sold Operations Insurance Total ($ mil) 18

Insurance: Condensed Income Statement Notable Items (Pre-Tax) MEMO:  Q2 2009 net loss includes $1 million benefit associated with conversion to a Corporation; excluding the benefit, net loss would be ($516) million. 1 – Q2 2009 pre-tax income excluding $607 million goodwill impairment would be $131 million. ($ millions) Q2 2009 Q2 2008 Revenue Net premiums and service revenue earned $806 $1,111 Investment income 100                   93                    Other income 30                    41                    Total insurance premiums earned and other income 936                   1,245                Insurance losses and loss adjustment expenses 447                   682                   Acquisition and underwriting expenses 358                   370                   Impairment of goodwill 607                   -                       Total expense 1,412                1,052                (Loss) income before income tax expense 1 (476)                 193                   Taxable incorporation impact - benefit (1)                      -                       Other income tax expense 40                    58                    Net (loss) income ($515) $135 ($ millions) Q2 2009 Q2 2008 Goodwill impairment ($607) -                       Capital gains 38                    6                       Tax impact of incorporation $1 -                       19

Mortgage Operations: Key Messages Mortgage Operations includes all of GMAC’s residential real estate finance activities: ResCap LLC and the mortgage activities of Ally Bank and ResMor Trust ResCap results differ significantly from Mortgage Operations results due to inter-company eliminations and other factors Revenue generation from the mortgage origination platform continues to show improvement from Q4 2008 levels Production increased compared to prior quarter due primarily to increased refinance activity We re-entered the prime jumbo mortgage market in April, which should generate further volume going forward Operating costs are falling while credit costs remain high Compensation and benefits cost and average headcount are down 53% and 48%, respectively, from Q2 2008 Credit-related costs remain elevated due to continued distress in the real estate markets and higher reserves for repurchase activities International asset dispositions, both executed and planned, generated $608 million of loss during the quarter and will reduce the international balance sheet by approximately $1.1 billion when fully complete The U.S. platforms continue to modify loans through participation in the Home
Affordable Modification Program 20

Mortgage Operations: Key Metrics 2 1 - Government and prime second liens are included in prime non-conforming. Total Assets includes $4.2 billion of assets securitized on-balance sheet and $2.5 billion of assets related to
other balance sheet gross-ups at 6/30/09 1 1 Pre-Tax Income ($2,044) ($1,138) ($1,068) ($1,950) ($2,395) ($932) ($905) ($1,761) ($2,500) ($2,000) ($1,500) ($1,000) ($500) $0 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09 ($ mil) Total Assets $110 $82 $74 $65 $58 $48 $50 $54 $0 $50 $100 $150 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09 ($ bil) Primary Servicing - Period End $466 $462 $460 $437 $426 $394 $381 $386 $0 $200 $400 $600 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09 Prime Conforming Prime Non-conforming Nonprime ($ bil) Loan Production $19 $13 $9 $12 $18 $21 $21 $29 $0 $10 $20 $30 $40 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09 Prime Conforming Prime Non-conforming Nonprime ($ bil) 21

Mortgage Operations: Condensed Income Statement Note: Income statement presentation (condensed) as it appears on a GMAC reported basis. Notable Items (Pre-Tax) MEMO:  Q2 2009 net loss includes $71 million benefit associated with conversion to a Corporation; excluding the benefit, net loss would be ($1,906) million. ($ millions) Q2 2009 Q2 2008 Revenue Total financing revenue and other interest income $590 $1,061 Interest expense 507                   915                   Net financing revenue 83                    146                   Other revenue Servicing fees 341                   392                   Servicing asset valuation and hedge activities, net (240)                 (185)                 Loss on mortgage loans, net (402)                 (1,062)              Gain on extinguishment of debt -                       616                   Other income, net of losses (333)                 (492)                 Total other revenue (expense) (634)                 (731)                 Total net revenue (loss) (551)                 (585)                 Provision for loan losses 916                   463                   Noninterest expense 577                   713                   Loss before income tax (benefit) expense (2,044)              (1,761)              Taxable incorporation impact - benefit (71)                    -                       Income tax (benefit) expense (137)                 129                   Net loss ($1,836) ($1,890) ($ millions) Q2 2009 Q2 2008 Provision for loan losses ($916) ($463) Loss on sale of mortgage loans, net (402) (1,062) Rep and warrant and other reserves (216) (92) Tax impact of incorporation $71 -                       22

Mortgage Operations: Global Portfolio Credit Quality Total HFI6 = $24.0 billion                                    Total Lending Receivables6 = $3.4 billion                                    1 - Calculations above for nonaccrual loans and net charge-offs as a percentage of HFI exclude loans impacted by FAS 159 (elected January 1, 2008). 2 - Mortgage loans HFI are part of finance receivables and loans (consumer) on GMAC’s financial statements. 3 - Lending receivables are part of finance receivables and loans (commercial) on GMAC’s financial statements. 4 - Net charge-offs are defined as charge-offs less recoveries plus currency exchange impacts in the International portfolio. 5 - Q2 2009 excludes impacts for a newly implemented 180-day charge-off policy and transfers from HFI to HFS; including these amounts the ratio would be 4.54%. 6 - HFI and lending receivables balances are carry value before allowance; charge-off percentages are not annualized. Nonaccrual Loans as a Percentage of Mortgage Loans Held For Investment 1,2 12.7% 12.2% 15.2% 12.4% 16.9% 19.5% 14.1% 17.4% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09 Nonaccrual Loans as a Percentage of Lending Receivables 3 8.90% 9.50% 35.60% 16.30% 35.70% 28.60% 5.50% 30.70% 0.0% 10.0% 20.0% 30.0% 40.0% Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09 Net Charge-offs 4,5 as a Percentage of Mortgage Loans Held For Investment 1 0.76% 0.46% 0.71% 0.67% 0.92% 0.78% 0.73% 1.57% 0.0% 0.5% 1.0% 1.5% 2.0% Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09 Net Charge-offs 4 as a Percentage of Lending Receivables 0.28% 1.40% 0.23% 0.66% 7.40% 3.88% 0.53% 8.27% 0.0% 3.0% 6.0% 9.0% Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09 23

Corporate and Other: Condensed Income Statement Notable Items (Pre-Tax) MEMO:  Q2 2009 net loss includes ($234) million charge associated with conversion to a Corporation; excluding the charge, net loss would be ($591) million. ($ millions) Q2 2009 Q2 2008 Revenue Net financing loss ($441) ($95) Other revenue (loss) Gain on extinguishment of debt 8                       -                       Other gain (loss) on investments (2)                      (4)                      Other income, net of losses 65                    137                   Total other revenue 71                    133                   Total net (loss) revenue (370)                 38                    Provision for loan losses 174                   11                    Noninterest expense 72                    59                    Loss before income tax (benefit) expense (616)                 (32)                    Taxable incorporation impact - expense 234                   -                       Income tax (benefit) (25)                    (22)                    Net loss ($825) ($10) ($ millions) Q2 2009 Q2 2008 Amortization of bond exchange discount ($344) -                       Write-down on resort finance assets (105)                 -                       Tax impact of incorporation ($234) -                       24

Global Capital and Liquidity: Cash Roll Forward 1 - GMAC Consolidated includes Insurance, ResCap and Ally Bank. 2 - ResCap legal entity information. Does not include Ally Bank. 3 - Includes $4.5 billion of debt issued under TLGP program, and $5.7 billion of debt maturities. 4 - GMAC ex. Insurance/ ResCap/ Ally Bank amount includes deposits at ResMor Trust Canada and wholesale deposits. GMAC ex. GMAC Ins., ResCap, Ally ($ billions) Consolidated 1 Ally Bank Insurance ResCap LLC 2 Bank Cash & Cash Equivalents (3/31/09) $13.3 $7.1 $0.6 $1.7 $3.9 Net Increase (Decrease) in Unsecured Debt 3 (1.2) (0.8) (0.4) Change in Assets net of on-Balance Sheet securitizations (1.5) (2.0) 0.4 0.1 Change in Intercompany Secured Loans = (0.5) + + 0.5 + Issuance of Preferred Stock to U.S. Treasury 7.5 7.5 Internal Capital Contributions (2.0) 2.0 Increase (Decrease) in Deposits 4 3.0 0.1 2.9 Other (2.4) 0.0 0.3 (1.0) (1.7) Cash & Cash Equivalents (6/30/09) $18.7 $9.4 $0.9 $1.2 $7.2 Net Change in Cash & Cash Equivalents in Q2 $5.4 $2.3 $0.3 ($0.5) $3.3 25

Global Capital and Liquidity: Capital Base and Ownership Note: Numbers may not foot due to rounding. Preferred Ownership as of 6/30/2009 1 - Preferred Blocker Inc. issued cumulative perpetual preferred stock in the 12/2008 bond exchange. Equity Roll Forward ($ billions) Total Equity Total Equity at 3/31/2009 $22.0 Q2 Net Loss (3.9)                 Issuance of Preferred Stock to U.S. Treasury 7.5                   Preferred Dividends (0.2)                 Other Comprehensive Income 0.7                   Total Equity at 6/30/2009 $26.0 MEMO:  Preferred Stock at 6/30/2009 $13.8 Common Ownership as of 6/30/2009 35.4% 22.0% 18.1% 14.6% 9.9% U.S. Treasury Cerberus and Affiliates Cerberus Co-Investors GM Trust GM Company ($ millions) Series Owner Liquidation Preference Book Value Series F Mandatory Convertible Preferred U.S. Treasury $7,500.0 $7,500.0 Series F Mandatory Convertible Preferred (exercised warrants) U.S. Treasury $375.1 $0.1 Series D-1 Perpetual Preferred U.S. Treasury $5,000.0 $5,000.0 Series D-2 Perpetual Preferred (exercised warrants) U.S. Treasury $250.0 $0.0 Blocker Series E Perpetual Preferred Preferred Blocker Inc. 1 $2,576.6 $235.0 Series A Perpetual Preferred GM Company $1,021.8 $1,052.0 Preferred Ownership 26

Global Capital and Liquidity: Capital Base and Ratios 1 - The risk-weighted assets are determined by allocating assets and specified off-balance sheet financial instruments into six weighted categories, with higher levels of capital being required for the categories perceived as representing greater risk.  The Company’s June 30, 2009 preliminary risk-weighted assets reflect estimated on-balance sheet risk weighted assets of $155 billion and derivative and off-balance sheet risk-weighted assets of $27 billion. Note:  See slide 40 for further details on capital numbers stated above. ($ billions) 6/30/2009   Preliminary 3/31/2009 Tier 1 Capital $25.0 $20.5 Tier 1 Common Capital 11.2 14.3 Total Risk-Based Capital 27.6 23.4 Tangible Common Equity 11.5 14.3 Tangible Assets 180.5 178.1 Risk-Weighted Assets 1 $182.7 $198.5 Tier 1 Capital Ratio 13.7% 10.4% Tier 1 Common Capital Ratio 6.1% 7.2% Total Risk-Based Capital Ratio 15.1% 11.8% Tangible Common Equity/ Tangible Assets 6.4% 8.0% Tangible Common Equity/ Risk-Weighted Assets 6.3% 7.2% 27

Global Capital and Liquidity: Ally Bank In May 2009, GMAC Bank was rebranded as Ally Bank and major brand-building and deposit-
generation initiative launched Deposit levels increased to $25.4 billion as of 6/30/2009 Total FHLB borrowing capacity of $9.1 billion ($1.7 billion unused) also available to fund mortgage assets Assets of $42.5 billion include $11.9 billion of assets at the auto division, and $30.6 billion of assets at the mortgage division At 6/30/2009, Ally Bank had $2.0 billion outstanding in TAF borrowings, with $1.0 billion in remaining TAF and Discount Window borrowing capacity 49% 42% 9% 37% 55% 8% 25% 61% 14% 24% 63% 13% 57% 34% 9% Note: Ally Bank assets and deposits as presented on Ally Bank call report filed with the FDIC. $17.7 $25.4 $22.5 $19.3 $16.9 $31.9 $32.7 $32.9 $36.4 $42.5 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09 Retail Deposits Brokered Deposits Other Deposits Total Assets ($ bil) 28

Conclusion Significant loss in Q2 2009 driven largely by acceleration of certain planned strategic actions (incorporation, portfolio sales, consumer P&C business write-down) Operating performance for the quarter reflected further deterioration of credit performance and real estate asset values, partly offset by cost reductions and improved used vehicle results Increased originations and other positive trends are expected to contribute to more stable results once all the necessary restructuring actions are completed Auto originations continue to improve from Q4 2008 levels GM and Chrysler have exited bankruptcy Mortgage originations are growing Mortgage servicing generating positive revenue GMAC continues to execute on its 5 core strategic initiatives Transition to and meet all bank holding company requirements Strengthen the company’s liquidity and capital position by transforming to a deposit funded institution Build a world class GMAC organization Expand and diversify customer-focused revenue opportunities in auto and mortgage, with available funding driving originations Drive returns by repositioning GMAC’s risk profile and maximizing efficiencies The newest component of this effort is GMAC’s $1 billion cost-cutting target 29

Supplemental Charts

                                  30

GMAC: Preliminary Consolidated Condensed Income Statement Supplemental MEMO:  Q2 2009 net loss includes ($1,213) million charge associated with conversion to a Corporation; excluding the charge, net loss would be ($2,690) million. ($ millions) Q2 2009 Q2 2008 Revenue Total financing revenue and other interest income $3,639 $5,381 Interest expense 2,088                2,869                Depreciation expense on operating lease assets 1,256                1,401                Impairment of investment in operating leases -                       716                   Net financing revenue 295                   395                   Other revenue Servicing fees 399                   465                   Servicing asset valuation and hedge activities, net (240)                 (185)                 Insurance premiums and service revenue earned 818                   1,123                Loss on mortgage and automotive loans, net (362)                 (1,099)              Gain on extinguishment of debt 14                    616                   Other gain (loss) on investments, net 98                    (49)                    Other income, net of losses 4                       49                    Total other revenue 731                   920                   Total net revenue 1,026                1,315                Provision for loan losses 1,161                771                   Noninterest expense Insurance losses and loss adjustment expenses 481                   714                   Impairment of goodwill 607                   -                       Other operating expenses 1,567                2,139                Total noninterest expense 2,655                2,853                Loss before income tax expense (2,790)              (2,309)              Taxable incorporation impact - expense 1,213                -                       Income tax (benefit) expense (100)                 173                   Net loss ($3,903) ($2,482) 31

GMAC: Preliminary Consolidated Condensed Balance Sheet Supplemental ($ millions) 6/30/2009 12/31/2008 Assets Cash and cash equivalents $18,655 $15,151 Investment securities 9,992                7,444                Loans held-for-sale 11,440              7,919                Finance receivables and loans, net of unearned income 90,821              100,073           Allowance for loan losses (3,301)              (3,433)              Total finance receivables and loans, net 87,520              96,640              Investment in operating leases, net 21,597              26,390              Other assets 32,044              35,932              Total assets $181,248 $189,476 Liabilities Unsecured debt $48,335 $53,221 Secured debt 56,840              73,100              Total debt 105,175           126,321           Deposit liabilities 26,152              19,807              Other liabilities 23,875              21,494              Total liabilities 155,202           167,622           Equity 26,046              21,854              Total liabilities and equity $181,248 $189,476 32

Global Auto Finance: Lease Residual Trends Sales Proceeds as a % of Original ALG Estimate     1 - U.S. scheduled terminations on a managed basis, all lease terms.                                     Supplemental U.S.- All Segements (by termination year) 1 75 85 95 105 115 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2006 2007 2008 2009 (%) U.S. - By Vehicle Segment 1 65 75 85 95 105 115 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Cars 2008 SUV 2008 Trucks 2008 Cars 2009 SUV 2009 Trucks 2009 (%) 33

Global Auto Finance: Coverage Ratios Coverage ratio including NAO retail balloon contracts Supplemental Note: All figures are credit allowance as a percentage of average assets. Q2 2009 Q2 2008 MEMO:       Q1 2009 NAO 4.5% 3.8% 5.0% IO 2.0% 1.6% 1.9% Consolidated 3.5% 2.8% 3.8% Consumer 34

Reconciliation of Insurance Core Earnings Supplemental 3 - Amount within investment income in Forms 10-Q and 10-K. 2 - Amount within other income in Forms 10-Q and 10-K. 1 - Amount within acquisition and underwriting expense in Forms 10-Q and 10-K. ($ millions) Q2 2009 Q1 2009 Q4 2008 Q3 2008 Q2 2008 Q1 2008 Q4 2007 Q3 2007 Net Income ($515) $50 $95 $97 $135 $132 $68 $117 Add: Impairment of Goodwill 607          42           Add: Pre-tax interest (benefit) expense 1 -              -              2              (2)             (72)           5              8              9              Less: Pre-tax gain (loss) on sale of business 2 (1)             98           Less: Pre-tax capital (losses) gains 3 38           (39)           (63)           (90)           6              7              5              13           Add: Estimated taxes 13           (13)           (37)           (31)           27           1              (1)             1              Core Earnings $68 $76 $67 $154 $84 $131 $70 $114 35

Mortgage Operations: Production 1 - International includes some nonprime production. 1 1 Supplemental 1 - International includes some nonprime production.
Note:  Totals may not foot due to rounding. ($ billions) Q2 2009 Q1 2009 Q4 2008 Q3 2008 Q2 2008 Q1 2008 Q4 2007 Q3 2007 Q2 2007 Prime conforming $10.5 $8.5 $5.2 $6.8 $12.2 $15.4 $13.0 $12.2 $12.7 Total conforming 10.5           8.5           5.2           6.8             12.2          15.4              13.0        12.2        12.7           Prime non-conforming 0.3             -           -           0.3             0.7           0.8                0.7           5.0           9.8             Government 7.6             4.7           2.9           4.1             3.8           2.0                1.2           1.0           0.8             Nonprime -             -           -           -           -           -              0.1           0.2           0.7             Prime second-lien -             -           -           0.1             0.3           0.4                0.6           1.8           3.1             Total non-conforming 8.0             4.7           3.0           4.5             4.8           3.3                2.6           8.0           14.5           Total domestic 18.5           13.2          8.2           11.2           17.0          18.7              15.5        20.2        27.1           International 1 0.3             0.2           0.4           0.6             1.0           2.2                5.3           9.1           7.7             Total $18.8 $13.4 $8.5 $11.9 $18.1 $20.9 $20.8 $29.3 $34.9 Mortgage Loan Production by Type $0 $5 $10 $15 $20 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09 Prime Conforming Prime Non-conforming Government Nonprime Prime Second-lien Total International ($ bil) Mortgage Loan Production $0 $5 $10 $15 $20 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09 Total Domestic Total International ($ bil) 36

HFS and HFI Q2 09 transfers: HFS to HFI $339 million HFI to HFS $1,287 million Mortgage Operations: HFS Portfolio Supplemental Note: Mortgage Operations’ HFS is part of total loans held for sale. Q2 2009 Total HFS Portfolio of $6.9 billion 43% 6% 4% 47% 0% Prime Conforming Prime Non-conforming Nonprime Prime Second-lien Government Q2 2009 Distribution of $18.5 billion (Issuance and whole loan sales) 1% 87% 12% Non-Agency Public Securitizations Agency Non-Agency Whole Loans 37

Mortgage Operations: Q2 Significant Items 1 - Gain/(Loss) on Sale of Loans excludes the Gain/(Loss) from Deconsolidation of Securitized HFI. 2 - History has been restated for the reclass of uncertificated securities from Investment Securities to Other Income to be in compliance with BHC reporting. Supplemental GMAC Mortgage Operations Significant Items (Pre-Tax) Q2 2009 ($ millions) Q2 2009 Q1 2009 Q4 2008 Q3 2008 Q2 2008 Q1 2008 FY 2008 Q4 2007 Q3 2007 Q2 2007 Q1 2007 FY 2007 Servicing fees $341 $342 $334 $369 $392 $392 $1,488 $440 $451 $452 $447 $1,790 Servicing asset valuation, net of hedge (240)           (360)        (248)        (261)          (185)        410              (284)        34           (123)        (152)           (302)        (544)        Net servicing 101           (18)           86             109           207           802              1,203       473          328          301           145           1,247       Provision for loan losses (916)           (650)        (817)        (652)          (463)        (299)             (2,231)     (830)        (881)        (327)           (542)        (2,580)     Gain (loss) on sale of loans 1 (402)           193           (53)           (138)          (1,062)     (748)             (2,001)     (139)        (658)        174           (235)        (858)        Gain (loss) on investment securities, net 2 (23)             (16)           (43)           (37)           (84)           (316)             (480)        (314)        (333)        (56)             40             (663)        Lot option/model home impairment (10)             (22)           (19)           (49)           (79)           (93)              (239)        (77)           (98)           (20)             (9)             (204)        Rep and warrant and other reserves (216)           (195)        (91)           (135)          (92)           (31)              (349)        (107)        0              (60)             (160)        (326)        CapRe Insurance reserve (37)             (65)           (23)           (32)           (33)           (3)                 (90)           -           -           -             -           Loss on foreclosed real estate (REO) (49)             (51)           (90)           (49)           (75)           (85)              (299)        (172)        (138)        (70)             (22)           (402)        Net SFAS 159 impact recorded in other income (61)             (30)           (37)           (72)           (74)           (54)              (237)        N/A N/A N/A N/A N/A Restructuring costs 5                2              (34)           (73)           (18)           (20)              (145)        (127)        -           -             -           (127)        Gain (loss) from deconsolidation of securitized HFI 1 -             -           (3)             -           -           -              (3)             438          88           -             -           526          FX currency impacts 41              (16)           (122)        (368)          46             (2)                 (446)        12           1              (1)              4              17           Goodwill impairment -             -           -           -           -           -              -           -           (455)        -             -           (455)        38

Supplemental

ResCap, LLC: Key Financial Information

($ millions)	Q2 2009	Q2 2008
Net income	($841.1)	($1,859.5)
Net income excluding gain on debt extinguishment	($1,655.6)	($2,504.6)

($ billions)	6/30/2009	12/31/2008
Cash and cash equivalents	$1.19	$6.98
Tangible net worth[1]	1.05	0.35
Total assets	$22.00	$57.96

1 - For the purpose of ResCap's tangible net worth covenants, consolidated tangible net worth is defined as the company's consolidated equity, excluding intangible assets and any equity in Ally Bank to the extent included in ResCap's consolidated balance sheet.

Note: Results as they appear on a ResCap, LLC reported basis and include ownership of ResMor Trust through 1/1/2009 and Ally Bank through 1/30/2009.

- **ResCap, LLC met its covenants at quarter end**
  - In Q2 2009, GMAC forgave $1.4 billion face value of ResCap bonds resulting in a pre-tax gain on the extinguishment of debt of $817 million
  - Ongoing evaluation of plans to address capital and liquidity needs
  - ResCap, LLC continues to rely on GMAC support

GMAC FINANCIAL SERVICES
Q2 2009 GMAC Preliminary Results
39

GMAC: Capital Measures as of 6/30/09 Supplemental Note: Numbers may not foot due to rounding. Capital 6/30/2009 3/31/2009 Shareholders’ Equity $26.0 $22.0 Less: Goodwill and certain other intangibles (0.7) (1.4) Unrealized (gain) loss and other adjustments (0.3) (0.1) Total Tier 1 Capital 25.0 20.5 Total Tier 1 Capital 25.0 20.5 Less: Senior preferred (12.5) (5.0) Preferred interest (1.3) (1.3) Tier 1 Common 11.2 14.2 Total Tier 1 Capital 25.0 20.5 Add: Qualifying subordinated debt and redeemable preferred stock 0.2 0.2 Allowance for loan and lease losses includible in Tier 2 Capital 2.4 2.6 Total Risk-Based Capital 27.6 23.4 Total Equity 26.0 22.0 Less: Preferred equity (13.8) (6.3) Goodwill and intangible assets (0.7) (1.4) Tangible Common Equity 11.5 14.3 Total Assets 181.2 179.5 Less: Goodwill and intangible assets (0.7) (1.4) Tangible Assets $180.5 $178.1 ($ billions) 40

Global Capital and Liquidity: Term Debt Maturity Profile Supplemental Note:      - Maturities are as of 6/30/2009 and reflect par value of debt. Excludes original issue discount of $4.9 billion, and collateralized borrowings in securitization trusts representing mortgage lending related debt that is repaid upon the principal payments of the underlying assets, of $3.6 billion.               - Numbers may not foot due to rounding. $14 $24 $22 $13 $4 $20 $4 $7 $10 $10 $2 $16 $9 $17 $12 $4 $2 $4 $0 $10 $20 $30 2009 2010 2011 2012 2013 2014 and thereafter Unsecured Secured ($ bil) 41